UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 26, 2004


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of October 1, 2004 providing for the issuance of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2004-17)


                     STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-115858-27              74-2440850
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                          745 Seventh Avenue, 7th Floor
                               New York, NY 10019
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2004-17 pursuant to the terms of the Trust Agreement, dated as of October 1, 2004 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as trustee.

 On November 26, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 26, 2004 is filed as
               Exhibit 99.1 hereto.

Structured  Adjustable  Rate  Mortgage  Loan Trust
Mortgage Pass-Through  Certificates Series 2004-17
-----------------------------------------------------


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JPMORGAN CHASE BANK, not in its
                              individual capacity but solely as Trustee under the Agreement referred to herein

Date: November 29, 2004        By:    /s/  Diane E. Wallace
                                   --------------------------------------------
                             Name:   Diane E. Wallace
                            Title:   Vice President

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         November 26, 2004

Exhibit 99.1
Monthly Certificateholder Statement on November 26, 2004


                 Structured Adjustable Rate Mortgage Loan Trust
               Mortgage Pass-Through Certificates Series 2004-17

                        Statement To Certificateholders
                                 November 26, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                 Ending
                Face         Principal                                                      Realized      Deferred    Principal
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       182,000,000.00    182,000,000.00   2,953,259.35      414,683.83    3,367,943.18     0.00        0.00     179,046,740.65
A2        40,000,000.00     40,000,000.00     649,067.99       96,666.67      745,734.66     0.00        0.00      39,350,932.01
A3       103,224,000.00    103,224,000.00   1,674,984.85      364,224.09    2,039,208.94     0.00        0.00     101,549,015.15
B1         8,989,000.00      8,989,000.00         703.29       20,375.07       21,078.36     0.00        0.00       8,988,296.71
B2         3,172,000.00      3,172,000.00         248.17        7,471.82        7,719.99     0.00        0.00       3,171,751.83
B3         3,701,000.00      3,701,000.00         289.56        9,704.84        9,994.40     0.00        0.00       3,700,710.44
B4         1,762,000.00      1,762,000.00         137.86        4,855.29        4,993.15     0.00        0.00       1,761,862.14
B5         2,820,000.00      2,820,000.00         220.63        9,274.67        9,495.30     0.00        0.00       2,819,779.37
B6         2,996,000.00      2,996,000.00         234.40       10,571.33       10,805.73     0.00        0.00       2,995,765.60
B7         1,233,000.00      1,233,000.00          96.47        4,350.62        4,447.09     0.00        0.00       1,232,903.53
B8         2,650,021.00      2,650,021.00         207.34        9,350.55        9,557.89     0.00        0.00       2,649,813.66
R                100.00            100.00         100.00            0.76          100.76     0.00        0.00               0.00
P                  0.00              0.00           0.00            0.00            0.00     0.00        0.00               0.00
TOTALS   352,547,121.00    352,547,121.00   5,279,549.91      951,529.54    6,231,079.45     0.00        0.00     347,267,571.09
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
               Original       Beginning                                                                                 Ending
                Face         Notional                                                      Realized      Deferred    Notional
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1X      182,000,000.00    182,000,000.00           0.00      227,500.00      227,500.00     0.00        0.00     179,046,740.65
A2X       40,000,000.00     40,000,000.00           0.00       44,472.64       44,472.64     0.00        0.00      39,350,932.01
BX        20,444,000.00     20,444,000.00           0.00       20,454.61       20,454.61     0.00        0.00      20,442,400.48
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class    Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1       863579DQ8    1,000.00000000       16.22669973     2.27848258    18.50518231    983.77330027        A1     2.734179 %
A2       863579DS4    1,000.00000000       16.22669975     2.41666675    18.64336650    983.77330025        A2     2.900000 %
A3       863579DU9    1,000.00000000       16.22669970     3.52848262    19.75518232    983.77330030        A3     4.234179 %
B1       863579DV7    1,000.00000000        0.07823896     2.26666704     2.34490600    999.92176104        B1     2.550000 %
B2       863579DW5    1,000.00000000        0.07823770     2.35555485     2.43379256    999.92176230        B2     2.650000 %
B3       863579DX3    1,000.00000000        0.07823831     2.62222102     2.70045934    999.92176169        B3     2.950000 %
B4       863579DY1    1,000.00000000        0.07824064     2.75555619     2.83379682    999.92175936        B4     3.100000 %
B5       863579DZ8    1,000.00000000        0.07823759     3.28889007     3.36712766    999.92176241        B5     3.700000 %
B6       863579EC8    1,000.00000000        0.07823765     3.52848131     3.60671896    999.92176235        B6     4.234179 %
B7       863579ED6    1,000.00000000        0.07824006     3.52848337     3.60672344    999.92175994        B7     4.234179 %
B8       863579EE4    1,000.00000000        0.07824089     3.52848147     3.60672236    999.92175911        B8     4.234179 %
R        863579EB0    1,000.00000000    1,000.00000000     7.60000000 1,007.60000000      0.00000000        R      4.234179 %
TOTALS                1,000.00000000       14.97544469     2.69901379    17.67445847    985.02455531
-----------------------------------------------------------------------------------------------------    -------------------------
                                                                                                                     Current
                         Beginning                                                       Ending             Class    Pass-thru
Class     Cusip         Notional          Principal       Interest       Total           Notional                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1X      863579DR6    1,000.00000000        0.00000000     1.25000000     1.25000000    983.77330027        A1X    1.500000 %
A2X      863579DT2    1,000.00000000        0.00000000     1.11181600     1.11181600    983.77330025        A2X    1.334179 %
BX       863579EA2    1,000.00000000        0.00000000     1.00051898     1.00051898    999.92176091        BX     1.200623 %
----------------------------------------------------------------------------------------------------    --------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                -------------------------------------------------
                                  Ashia Miller
              JPMorgan Chase Bank - Structured Finance Services NY
                             4 NY Plaza 6th Fl.,
                            New York, New York 10004
                              Tel: (212) 623-4481
                              Fax: (212) 623-5858
                       Email: ashia.n.miller@jpmorgan.com

                -------------------------------------------------


                             COLLATERAL GROUP DETAIL
Weighted Average Coupon Rate                                                            4.484578 %
Beginning Weighted Average Net Rate (Pass Through Rate)                                 4.234179 %
Ending Weighted Average Net Rate (Pass Through Rate)                                    4.231583 %
Beginning Loan Count                                                                         1,143
Ending Loan Count                                                                            1,130
Beginning Scheduled Balance                                                         352,547,121.00
Ending Scheduled Balance                                                            347,267,571.73
Scheduled Principal                                                                      27,583.01
Unscheduled Principal                                                                 5,251,966.26
Net Liquidation Proceeds                                                                      0.00
Insurance Proceeds                                                                            0.00
Advances                                                                                      0.00
Scheduled Interest                                                                    1,317,520.94
Servicing Fee                                                                            73,564.16
Master Servicing Fee                                                                          0.00
Trustee Fee                                                                                   0.00
Net Interest                                                                          1,243,956.37
Realized Loss Amount                                                                          0.00
Cumulative Realized Loss                                                                      0.00
Cumulative Loss as a Percentage of Original Collateral                                  0.000000 %
Bankruptcy Loss                                                                               0.00
Fraud Loss                                                                                    0.00
Special Hazard Loss                                                                           0.00
Prepayment Penalties                                                                          0.00
Relief Act Interest Shortfall                                                                 0.00
Prepayment Interest Shortfall                                                                 0.00

Sec. 4.03(ix)                                Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                                              Group Totals
                                                                                        Principal
                                             Category              Number                Balance               Percentage
                                             1 Month                         0                     0.00                  0.00 %
                                             2 Month                         0                     0.00                  0.00 %
                                             3 Month                         0                     0.00                  0.00 %
                                              Total                          0                     0.00                  0.00 %

                                             Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                             Group Totals
                                                                   Principal
                                              Number               Balance                Percentage
                                                        0                    0.00                  0.00 %

Sec. 4.03(x)                                 Number and Aggregate Principal Amounts of REO Loans
                                             Group Totals
                                                                   Principal
                                              Number               Balance                Percentage
                                                        0                    0.00                  0.00 %

Fraud Loss Limit                                                                                               7,050,942.00
Bankruptcy Loss Limit                                                                                            150,000.00
Special Hazard Loss Limit                                                                                      4,680,000.00


Sec. 4.03(xii)                               Aggregate Outstanding Interest Shortfalls

Class A1 Shortfall                                                                                                     0.00
Class A2 Shortfall                                                                                                     0.00
Class A3 Shortfall                                                                                                     0.00
Class A1X Shortfall                                                                                                    0.00
Class A2X Shortfall                                                                                                    0.00
Class B1 Shortfall                                                                                                     0.00
Class B2 Shortfall                                                                                                     0.00
Class B3 Shortfall                                                                                                     0.00
Class BX Shortfall                                                                                                     0.00
Class B4 Shortfall                                                                                                     0.00
Class B5 Shortfall                                                                                                     0.00
Class B6 Shortfall                                                                                                     0.00
Class B7 Shortfall                                                                                                     0.00
Class B8 Shortfall                                                                                                     0.00
Class R Shortfall                                                                                                      0.00

                                             Relief Act and Prepayment Interest Shortfalls

Class A1 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class A2 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class A3 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class A1X Relief Act and Prepayment Interest Shortfall                                                            0.00
Class A2X Relief Act and Prepayment Interest Shortfall                                                            0.00
Class B1 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class B2 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class B3 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class BX Relief Act and Prepayment Interest Shortfall                                                             0.00
Class B4 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class B5 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class B6 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class B7 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class B8 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class R Relief Act and Prepayment Interest Shortfall                                                              0.00
Total Relief Act and PPIS                                                                                         0.00




Sec. 4.03(xv)                                                 Subordiante Floating Rate Certificate Shortfall:
                Carryover Balance with respect to such Distribution Date
                Class B1                                                                                          0.00
                Class B2                                                                                          0.00
                Class B3                                                                                          0.00
                Class B4                                                                                          0.00
                Class B5                                                                                          0.00

                Interest Carryover Amount Occured This Period
                Class B1                                                                                          0.00
                Class B2                                                                                          0.00
                Class B3                                                                                          0.00
                Class B4                                                                                          0.00
                Class B5                                                                                          0.00

                Interest Carryover Amount Paid This Period
                Class B1                                                                                          0.00
                Class B2                                                                                          0.00
                Class B3                                                                                          0.00
                Class B4                                                                                          0.00
                Class B5                                                                                          0.00

                Remaining Interest Carryover Amount
                Class B1                                                                                          0.00
                Class B2                                                                                          0.00
                Class B3                                                                                          0.00
                Class B4                                                                                          0.00
                Class B5                                                                                          0.00


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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